PENN SERIES FUNDS, INC.

Supplement dated August 1, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

SMID Cap Growth Fund

Effective as of July 2017, Michael DeSantis, CFA joined Steven M. Barry and Daniel Zimmerman, CFA as co-portfolio manager of the SMID Cap Growth Fund. As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the SMID Cap Growth Fund’s “Fund Summary” section is updated to include the following:

Michael DeSantis, CFA, Vice President, has served as portfolio manager of the Fund since July 2017.

The seventh, eighth and ninth paragraphs of the Goldman Sachs Asset Management, L.P. description under the heading “Management – Sub-Advisers” of the Prospectus is hereby replaced in its entirety by the following:

Portfolio Managers Steven M. Barry, Michael DeSantis and Daniel Zimmerman oversee the portfolio construction, monitoring and investment research for GSAM’s SMID cap growth strategy.

Steven M. Barry, Managing Director, Chief Investment Officer — Fundamental Equity, Chief Investment Officer — Growth Equity of GSAM, has over 30 years of investment experience. He joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Michael DeSantis, CFA, Vice President joined GSAM in 2011. Prior to joining GSAM, Mr. DeSantis worked in Investment Banking at J.P. Morgan.

Daniel Zimmerman, CFA, Managing Director of GSAM, joined Goldman Sachs in 2003 and GSAM (Growth Team) in 2008. Prior to joining the Growth Team, Mr. Zimmerman was an analyst in the Global Investment Research division covering the telecommunication services, mortgage and specialty finance sectors. Previously, he was an investment banking analyst at BB&T Capital Markets.

In the SAI, under the section “General Information – Portfolio Managers – Goldman Sachs Asset Management, L.P.,” the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Managers,” should be replaced with:

Mr. Barry and Mr. Zimmerman, portfolio managers of the SMID Cap Growth Fund, did not beneficially own any shares of the Fund as of December 31, 2016. Mr. DeSantis, portfolio manager of the SMID Cap Growth Fund, did not beneficially own any shares of the Fund as of June 30, 2017.

Additionally, in the same section of the SAI, under the section “Other Accounts”, the chart is updated to include:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael DeSantis, CFA[3]	4	$2,846	2	$894	0	$0

[3]	Mr. DeSantis became portfolio manager of the SMID Cap Growth Fund in July 2017. The information for Mr. DeSantis is provided as of June 30, 2017.

The changes described above will have no effect on the SMID Cap Growth Fund’s investment objectives or principal investment strategies and will not affect the SMID Cap Growth Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8362 8/17